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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2007

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   000-31635               95-4333817
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)                File No.)          Identification No.)

                                130 Baytech Drive
                           San Jose, California 95134
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 4, 2007, Endwave Corporation issued a press release reporting its preliminary financial results for the fourth quarter ending December 31, 2006. In the press release, the company announced that it estimates revenues of approximately $13.3 million for the quarter, which is above the revenue outlook of $10 million to $12 million provided by the company on December 11, 2006. A copy of this press release is attached to this Report as exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits:

Exhibit No.     Exhibit Title
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99.1            Press Release issued January 4, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENDWAVE CORPORATION

Dated: January 4, 2007                     By:    /s/ BRETT W. WALLACE
                                                  ------------------------------
                                                  Brett W. Wallace
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     ----------------------------------------------------
99.1            Press Release issued January 4, 2007.